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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 9, 2000



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


                 TEXAS                                 000-24677                             76-0306721
       (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



                5151 SAN FELIPE, 21ST FLOOR
                      HOUSTON, TEXAS                                                  77056
         (Address of Principal Executive Offices)                                   (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000






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ITEM 1. ACQUISITION OR DISPOSITION OF ASSETS

         As disclosed in its Current Report on Form 8-K filed February 9, 2000, as filed with the Securities and Exchange Commission on February 23, 2000, BindView Development Corporation ("BindView") acquired all of the outstanding equity interests of Entevo Corporation ("Entevo") on February 9, 2000 in exchange for an aggregate of 2,090,417 shares of the BindView's common stock.
BindView also assumed a warrant and stock options of Entevo, which were converted into a warrant and options to purchase an aggregate of 117,311 shares of BindView's common stock. The transaction was accounted for as a pooling of interests.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired

         The following financial statements of Entevo are attached as Exhibit
99.2 and are incorporated herein by reference.

     Report of Independent Accountants
     Consolidated Balance Sheets
     Consolidated Statements of Operations
     Consolidated Statements of Changes in Stockholder's Equity
     Consolidated Statements of Cash Flows
     Notes to Consolidated Financial Statements

         (b) Pro Forma Financial Information.

         The following financial statements of BindView are included in and have been filed with BindView's Annual Report on Form 10-K for the year ended
December 31, 1999 (file no. 000-24677) and are incorporated herein by reference.

     Report of Independent Accountants
     Supplemental Combined Balance Sheets
     Supplemental Combined Statement of Operations and Comprehensive Loss
     Supplemental Combined Statement of Shareholder's Equity
     Supplemental Combined Statement of Cash Flows
     Notes to Supplemental Combined Financial Statements

         (c) Exhibits.

2.1* Agreement of Merger, dated January 26, 2000, by and among BindView
Development Corporation, Bravo Acquisition Corporation, Entevo Corporation and the Representing Stockholders identified therein.

23.1  Consent of Independent Accountants

99.1* Press Release

99.2  Entevo Financial Statements

* Previously filed


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BINDVIEW DEVELOPMENT CORPORATION



Dated:  April 10, 2000               By:     /s/ SCOTT R. PLANTOWSKY
                                        --------------------------------------
                                                 Scott R. Plantowsky,
                                               Chief Financial Officer




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                                 EXHIBIT INDEX


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
     Exhibit No.                  Description
     -----------                  -----------
         2.1*     Agreement of Merger, dated January 26, 2000, by and among
                  BindView Development Corporation, Bravo Acquisition
                  Corporation, Entevo Corporation and the Representing
                  Stockholders identified therein.

         23.1     Consent of Independent Accountants

         99.1*    Press Release

         99.2     Entevo Financial Statements
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         *        Previously filed